Fundrise Growth Tech Fund, LLC
Schedule of Investments (Unaudited)
June 30, 2023

See Notes to Schedule of Investments.
(Amounts in thousands)
Par/Shares Description Acquisition Date
Value as of
June 30, 2023
Equity Securities - 27.8%
Common Stock - 15.3%
Technology - 15.3%
80 Immuta , Inc. (Cost $1,022)
(1)(2)(3)
03/28/23 $ 1,022
154 ServiceTitan , Inc. (Cost $10,000)
(1)(2)(3)
06/26/23 10,000
Total Common Stock (Cost $11,022) $ 11,022
Preferred Stock - 12.5%
Technology - 12.5%
1 Inspectify , Inc. (Cost $4,000)
(1)(2)(3)
06/30/23 $ 4,000
555 Vanta Series B-1 Preferred Stock (Cost $5,000)
(1)(2)(3)
09/07/22 5,000
Total Preferred Stock (Cost $9,000) $ 9,000
Total Equity Securities (Cost $20,022) $ 20,022
Limited Partnership - 0.7%
506 Theory Ventures, LP  (Cost $506)
(1)(2)(3)
04/28/23 $ 506
Fixed Income Securities - 27.2%
Corporate Convertible Bonds - 7.0%
Technology - 7.0%
$ 1,000 Cloudflare , Inc., 4.80%, 08/15/26
(4)(5)
$ 853
1,000 Confluent, Inc., 6.17%, 01/15/27
(4)(5)

1,000 Jamf Holding Corp., 0.13%, 09/01/26
(4)

1,000 Splunk , Inc., 1.13%, 06/15/27
(4)

2,000 Unity Software, Inc., 6.84%, 11/15/26
(4)(5)
1,607
Total Corporate Convertible Bonds (Cost $4,993) $ 5,025
Corporate Non-Convertible Bonds - 20.2%
Technology - 20.2%
$ 2,000 Block, Inc., 3.50%, 06/01/31
(4)
1,659
1,000 Block, Inc., 2.75%, 06/01/26
(4)

2,250 Elastic NV, 4.13%, 07/15/29
(4)
1,943
1,000 Match Group Holdings II, LLC, 5.63%, 02/15/29
(4)

3,500 ROBLOX Corp., 3.88%, 05/01/30
(4)
2,954
1,000 Twilio , Inc., 3.88%, 03/15/31 834
2,000 Twilio , Inc., 3.63%, 03/15/29 1,703
1,000 Uber Technologies, Inc., 6.25%, 01/15/28
(4)

3,000 ZoomInfo Technologies, LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/29
(4)
2,583
Total Corporate Non-Convertible Bonds (Cost $14,461) $ 14,522
Total Fixed Income Securities (Cost $19,454) $ 19,547
Short-Term Investments - 47.4%
33,988 Allspring Government Money Market Fund, Select Class Shares, 5.14%
(6)
$ 33,988
163 Northern Institutional U.S. Government Select Portfolio, 4.99%
(6)
163
Total Short-Term Investments (Cost $34,151) $ 34,151
Total investments, at value - 103.1% (Cost $74,133) $ 74,226
Other assets in excess of liabilities - (3.1)% (2,254)
Total Net Assets - 100.0% $ 71,972
(1) Represents investments classified as Level 3 within the three-tier fair value hierarchy. See the accompanying notes to the Schedule of Investments for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments
(2)
Restricted security. The aggregate value of restricted securities at June 30, 2023 is approximately $20,528 (amount in thousands) and represents 28.5% of net assets.
(3) Non-income producing investment.
(4) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration. At the period end, the value of these securities amounted to $17,010 (amount in thousands) or 23.6% of net assets.
(5) Zero coupon bond. Interest rate presented is yield to maturity.
(6) Rate disclosed is representative of the Fund's seven-day effective yield as of June 30, 2023.

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
June 30, 2023
2
1. Formation and Organization
Fundrise Growth Tech Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and has elected to be taxed as a regulated invesment company ("RIC") for U.S. federal income tax purposes under Part I of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Subchapter M”), commencing with its taxable year ending March 31, 2023.
The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the
Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s registration statement was declared effective on May
11, 2022. The Fund commenced investment operations on July 25, 2022.
The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives and debt) that have economic characteristics similar to investments in technology companies. Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of private and public technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives and debt) that have economic characteristics similar to investments in technology companies.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Valuation Oversight
In connection with SEC Rule 2a-5, effective September 2022, the Board has approved the Adviser as the Fund’s Valuation Designee
(“Valuation Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value, the Adviser, subject to the oversight of the Board, uses various valuation methodologies.
To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
June 30, 2023
3
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
Fixed income securities may be valued by an outside pricing service overseen by the Valuation Designee. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board.
To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
The majority of the Fund’s investments are expected to have no readily available market quotations and, as such, will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth
Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund will value its investments based on the Portfolio Company’s progression through capital raising cycles. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of its Portfolio Companies with each new funding round, which is the generally accepted methodology for the valuation of pre-IPO companies like the ones the Fund intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the
Fund will consider when valuing its portfolio investments.
The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio
Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Fund may consider several additional factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Fund may also consider periodic financial statements (audited and unaudited) or other information provided by the Portfolio Companies to investors or prospective investors, to the extent that it is available.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
June 30, 2023
4
The following is a summary of the inputs used as of June 30, 2023 , in valuing the Fund’s investments carried at fair value (amounts
in thousands) :
The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2023 (amounts in thousands) . The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the
Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Level 1 Level 2 Level 3 Total
Common Stock $ – $ – $ 11,022 $ 11,022
Preferred Stock – – 9,000 9,000
Limited Partnership – – 506 506
Corporate Convertible Bonds – 5,025 – 5,025
Corporate Non-Convertible Bonds – 14,522 – 14,522
Short-Term Investments 34,151 – – 34,151
Total Investments $ 34,151 $ 19,547 $ 20,528 $ 74,226
Investment Fair Value Valuation Technique Unobservable Input
Range (Weighted
Average)
Impact to Valuation
from an Increase in
Input
(1)
Common Stock $ 11,022 Recent Transaction Transaction Price N/A Increase
Preferred Stock 9,000 Recent Transaction Transaction Price N/A Increase
Limited Partnership 506 Recent Transaction Transaction Price N/A Increase
(1) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
Common Stock Preferred Stock Limited Partnership
Balance as of March 31, 2023 $ 1,022 $ 5,000 $ –
Purchases 10,000 4,000 506
Accrued discounts (premiums) – – –
Realized gain (loss) – – –
Net change in unrealized appreciation/depreciation – – –
Return of capital distributions – – –
Sales – – –
Transfers into Level 3 – – –
Transfers out of Level 3 – – –
Balance as of June 30, 2023 $ 11,022 $ 9,000 $ 506
Net change in unrealized appreciation/depreciation for the period ended June
30, 2023 related to Level 3 investments held at June 30, 2023 $ – $ – $ –